Exhibit 10.21

FIRST AMENDING AGREEMENT

THIS AGREEMENT made as of the 11th day of March, 2020

BETWEEN:

JERRY ZARCONE

(hereinafter referred to as “Jerry”)

- and –

TARGET GROUP INC.

(hereinafter referred to as “TGI”)

- and –

CANARY RX INC.

(hereinafter referred to as “Canary”)

- and –

VISAVA INC.

(hereinafter referred to as “Visava”)

- and –

CANNAKORP INC.

(hereinafter referred to as “Cannakorp”)

(Canary, Visava and Cannakorp collectively referred to as the “Subsidiaries”)

WHEREAS:

A.	The Jerry and TGI entered into a Loan Agreement made as of the 20th day of December, 2019 (the “Loan Agreement”).

B.	All capitalized terms shall have the meanings ascribed to them in the Loan Agreement unless otherwise defined herein.

C.	The Parties are desirous of amending the Loan Agreement upon the terms and provisions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants and agreements hereinafter contained and the sum of One Dollar ($1.00) now paid by the parties hereto each to the other (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties hereto agree as follows:

1.	The Parties hereby declare and confirm that the Recitals are true and accurate and form integral terms and provisions of this Agreement.

2.	Notwithstanding the terms and provisions of the Loan Agreement, and in particular:

(a)	Section 2 thereof, not all of the Security has been procured to the satisfactory of Jerry, and in particular, the owner of the Premises (the “Landlord”) has refused to consent to the granting of a registered first charge over and to Canary’s right, title, and interest in and to the Lease and the Premises upon terms and provisions satisfactory to Jerry (“Charge of Lease Security”), and notwithstanding that Jerry is presently in discussions with the Landlord in respect thereof, the parties acknowledge and agree that TGI and the Subsidiaries are and remain in default of the Loan Agreement for failure to procure the Charge of Lease Security, as aforesaid, which default shall persist unless and until the procurement of the Charge of Lease Security upon terms and provision satisfactory to Jerry in his sole and absolute discretion.

(b)	Section 4 thereof:

(i)	The board of directors for TGI consist of the following persons, all of whom are satisfactory to Jerry:

(1)
(2)
(3)
(4)
(5)

(ii)	The sole Chief Executive Officer of TGI is Anthony Zarcone, who is also satisfactory to Jerry.

3.	The Loan be and same is hereby increased by the principal amount of Three Hundred Thousand ($300,000.00) Dollars (CDN) (the “Additional Loan”) upon the following terms and provisions:

(a)	The Additional Loan shall be repayable upon demand;

(b)	The Additional Loan shall be subject to a Lender’s Fee in the amount of Thirty Thousand ($30,000.00) Dollars (CDN), which shall be deducted and paid for from the first advance thereunder;

(c)	The Additional Loan shall be subject to an interest rate equal to 3.0416% per month (being 43.26% per annum), calculated monthly, not in advance;

(d)	Prior to demand, the Borrower and Subsidiaries shall make monthly payments of interest only, as calculated pursuant to Section 3(d) hereof on the ____ day of each and every month; and

(e)	All monies owing under the Additional Loan be and same shall be guaranteed by the Subsidiaries and secured under the Security.

4.	TGI and the Subsidiaries shall execute, deliver, and register within a reasonable time following presentation thereof by Jerry or his counsel (but in no event more than five (5) business days following such presentation) in order to give full effect to the terms and provisions of the Additional Loan, as aforesaid, and shall also promptly do or cause to be done all other acts and things, execute and deliver or cause to be executed and delivered all agreements and documents and provide any further assurances, undertakings and information in order to give full effect to this Agreement.

5.	Except as modified by this Agreement, the Loan Agreement shall be unamended and shall be and shall remain in full force and effect. Also, to the extent that any term or provision of this Agreement conflicts with any term or provision of the Loan Agreement, the terms and provision of this Agreement shall prevail.

6.	This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered to each other shall be deemed to be and shall be read as a single agreement among the parties.

7.	Execution of this Agreement by either of the Parties may be evidenced by delivery of a faxed or electronically mailed transmission of such party’s signature and such faxed or electronically mailed signature shall be deemed to constitute the original signature of such party.

8.	This Agreement is governed by and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.

9.	This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no representations, warranties or other agreements between the Parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement.

Each of the Parties has executed and delivered this Agreement as of the date first above written.

SIGNED IN THE PRESENCE OF	)
)
)
)
Witness	)	JERRY ZARCONE

TARGET GROUP INC.
Per:

Name: Rubin Schindermann
Position: Director

Name: Saul Niddam
Position: Director

Name: Frank Monte
Position: Director

Name: Anthony Zarcone
Position: Director

Name: Barry Katzman
Position: Director

We have authority to bind the Corporation

CANARY RX INC.
Per:

Name: Randall S. MacLeod
Position: President & CEO

VISAVA INC.
Per:

Name: Randall S. MacLeod
Position: President & CEO

CANNAKORP INC.
Per:

Name: Saul Niddam
Position: CEO